UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 14, 2023

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of principal executive offices)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNXA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 14, 2023, Connexa Sports Technologies Inc. (the “Company”) appointed Steven Crummy and Rodney Rapson to its board of directors (the “Board”) effective immediately to fill the vacancies created by the resignations in 2022 of Gabriel Goldman and Rohit Krishnan. The board unanimously voted to appoint Mr. Crummy who will join the Board’s audit committee and Mr. Rapson who will join the Board’s compensation committee. Both Mr. Crummy and Mr. Rapson are independent directors within the meaning of the Nasdaq Listing Rules 5605(b)(1), 5605(c)(2) and 5605(d)(2).

Mr. Crummy has served as the senior vice president of Investor Relations at NuEra Capital Corporation since August 2022. Previously, Mr Crummy was (i) a partner in Covid Rapid Exam from January 2021 to September 2022, (ii) an advisor to IdentifySensors Biologics from September 2021 through August 2022, (iii) an advisor to Cmind AI from 2019 to April 2021 and (iv) chairman of CyVision Technologies, Inc. from August 2017 through March 2021.

Mr. Crummy is 68 years old and has no family or other relationship with any director, executive officer or any person nominated to become a director of executive officer. Furthermore, Mr. Crummy has not entered into any transactions of any nature with any related person, promotor or control person of the Company.

Mr. Rapson has served as the chief executive officer of Inspiretek Pty Ltd since November 2022, managing director of PlaySight Europe from January 2017 through January 2022 and managed Base Tennis Academy from September 2010 through December 2022.

There was no arrangement or understanding between the Company, Mr. Crummy, Mr. Rapson and any other person pursuant to which Mr. Crummy and Mr. Rapson were selected as directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive File, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA sPORTS tECHNOLOGIES inc.

Dated: July 14, 2023	By:	/s/ Mike Ballardie
Chief Executive Officer

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